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 .                        FIDUCIARY MANAGEMENT ASSOCIATES
                                  DATE:  2/2/00
 .
 .
 .DISVOT   SNAM       DESCRIPTION
 .------   ------     --------------------
BLANK     IAPAMM     I.A.P.A. SCHOLARSHIP FUND- CASH
YN        ANACMA     MARY ANACLERIO
YN        PIERJU     JUDITH PIERCE
YN        PIERMA     ESTATE OF MARIE PIERCE   YN = FULLY DESCRETIONARY INVESTMENTS, CLIENT VOTES PROXY
YY        ALBRKA     KATHRYN ALBRIGHT ROUTEN  YY = FULLY DESCRETIONARY INVESTMENTS, FMA VOTES PROXY
YY        AMERPT     AMER PHYS THERAPY ASSOC
YY        ANACAN     ANGELO M. ANACLERIO
YY        APPLGE     GEORGE W. APPLEGATE
YY        APTASM     AMERICAN PHYSICAL THERAPY SMALL COMPANY
YY        BARTHE     HENRY BARTHOLOMAY III FAMILY TRUST
YY        BENSPE     PETER M. & LYNETTE K. LUND BENSON, JTWRO
YY        BLINDS     BLIND SERVICES ASSOCIATION, INC.
YY        BOILER     BOILERMAKERS NATL PENSION
YY        BOWEGE     GEORGE W. BOWERS IRA ROLLOVER
YY        BRYSVN     NANCY F. BRYSON IRREVOCABLE TRUST 1/14/9
YY        BUILDM     BUILDING TRADES UNITED PENSION MILWAUKEE
YY        BURRBA     BARBARA J BURRIS REVOCABLE TRUST
YY        CARLBA     BARRY M. CARLSTEDT
YY        CATHDW     CTU SOCIETY OF THE DIVINE WORD
YY        CATHEO     CATHOLIC THEOLOGICAL UNION ENDOWMENT FND
YY        COKEMP     COOK CO EMPLOYEES ANNUITY & BENEFIT FUND
YY        COOKSM     COOK COUNTY SMALL CO. SEPARATELY MANAGED
YY        CULBED     EDWARD A. CULBERTSON
YY        CULBSA     SAMUEL A. CULBERTSON, KEOUGH ACCOUNT
YY        CULBSM     SAMUEL A. CULBERTSON, PERSONAL ACCOUNT
YY        CULIRA     SAMUEL A. CULBERTSON, IRA ROLLOVER
YY        CURRBE     BERT L. CURRY IRA ROLLOVER
YY        DELABA     DELAWARE BANK
YY        DETIWC     IRON WORKERS LOCAL 25 PENS #0355946
YY        FORUMP     FORUM COMMUNICATIONS COMPANY
YY        FOWLGL     GLENN C. FOWLER
YY        FRAZWA     WARNER C. FRAZIER
YY        FREEDI     DR. JOHN FREELAND WAUKEGAN DIALYSIS
YY        FREEJA     JANE M. FREELAND
YY        FRLDPS     JOHN P. FREELAND MDSC PROFIT SHARING
YY        GONGDO     DONALD F. GONGAWARE - FIXED
YY        GRAHES     ESTELLE P. GRAHAM
YY        GRAHHE     HERBERT AND ESTELLE GRAHAM JTWROS
YY        GRNTFD     GRANT HEALTHCARE FOUNDATION
YY        HADRES     HADLEY SCHOOL FOR THE BLIND - RESTRICTED
YY        HADUNR     HADLEY SCHOOL FOR THE BLIND UNRESTRICTED
YY        HANPRT     HANSEN PARTNERS, L.P.
YY        HEINPA     PATRICIA L. HEINHUIS
YY        HERSJU     JUDY A. HERSHBERGER REVOCABLE TRUST
YY        HEYWLU     LUCIA HEYWORTH
YY        HITEMP     HI-TEMP INC. EMPLOYEES P/S TRUST
YY        HOLDJA     JAMES L. HOLDREN
YY        HOLDWA     WANDA L. HOLDREN
YY        HUBBPR     HUBBARD PROPERTIES, INC.
YY        HUBBP2     HUBBARD PROPERTIES - BANK ONLY
YY        IAPASF     I.A.P.A SCHOLARSHIP FUND
YY        IBEWHW     IBEW HEALTH AND WELFARE #12601
YY        IBEWPN     IBEW LOCAL UNION #226 PENSION FD #12602
YY        IBEW38     IBEW LOCAL #38 PENSION FUND
YY        ILFOPN     ILLINOIS FORGE PENSION TRUST
YY        ILFORT     ILLINOIS FORGE RETIREMENT TRUST
YY        IRONAN     STRUCTURAL IRON WORKERS LOCAL 1 ANNUITY
YY        IRONPN     STRUCTURAL IRON WORKERS LOCAL 1 PENSION
YY        ITTMRT     ITT INDUSTRIES MASTER RETIREMENT
YY        IWKEMI     IRON WORKERS HEALTH FND E MI #0355920
YY        JOHNTC     TIMOTHY & CLAIR JOHNSON
YY        KANSHW     KANSAS BLDG TRD HLTH & WELFARE FD #12603
YY        KANSPN     KANSAS CONSTRUCTION TRADES PEN FD #12604
YY        KENCBL     KENT COUNTY COMMISSION BALANCED FND
YY        KENCEQ     KENT COUNTY COMMISSION EQUITY FUND
YY        KENYCH     RICHMOND KENYON II
YY        KENYRO     ROBERT R. KENYON TRUST
YY        KOOTPF     KOOTZNOOWOO PERMANENT FD SETTLEMENT TRUS
YY        LEFERI     RICHARD L. LEFEVRE IRA ROLLOVER
YY        LEIBAL     ALEXANDER LEIBOW TRUST, F LEIBOW TRUSTEE
YY        LEIBBR     BROOKE LEIBOW TRUST, F LEIBOW TRUSTEE
YY        LEIBJE     JENNIFER LEIBOW TRUST
YY        LEIBLI     LISA RICHMOND TRUST, F LEIBOW TRUSTEE
YY        LEIBLY     LYLE RICHMOND TRUST, F LEIBOW TRUSTEE
YY        LEONRO     ROBERT E. LEONARD CHARITABLE UNITRUST
YY        LINCLN     LINCOLN LUTHERAN CHARITABLE TRUST
YY        LINCOR     LINCOLN PARK ORTHOPEDICS EMPLOYEES P/S/T
YY        MANGCH     CHARLES MANGEE ROTH IRA
YY        MANGEE     CHARLES T. MANGEE IRA ROLLOVER
YY        MCKGAF     GAIL M. MCKERNAN - FIXED
YY        MCRINK     EDWARD MCCRINK IRA ROLLOVER
YY        MONTDE     DEBORAH A. MONTANA
YY        MOORSU     SUZANNE C. MOORE
YY        MORSCH     CHALMERS I. MORSE
YY        MORTEQ     MORTGAGE BANKERS EQUITY (SPECTRUM)
YY        MORTLT     MORTGAGE BANKERS ASSOC LONG TERM INVEST
YY        MORTPN     MORTGAGE BANKERS ASSOC PENSION FUND
YY        NWCAEQ     NW INDIANA CARPENTERS EQUITY FUND 1-4140
YY        NWCARA     NW IN REG COUNCIL OF CARPENTERS' DC 4140
YY        NWCARP     NW IN REG COUNCIL OF CARPENTERS' PN 4141
YY        NWCASM     NW INDIANA CARPENTERS AGGRESSIVE EQUITY
YY        NWOHIO     NW OHIO CARPENTERS SUPPLEMENTAL PENSION
YY        OUTSTM     OUTSTATE MICH TROWEL TRADES PENS#0335958
YY        PHILHR     PHILLIPSBURG HOURLY PLAN
YY        PHILSA     PHILLIPSBURG SALARIED PLAN
YY        PLATBK     PLATINUM COMMUNITY BANK
YY        PLUMHW     PLUMBERS LOCAL #519 HEALTH AND WELFARE
YY        PLUM68     U.A. PLUMBERS LOCAL #68 PENSION FUND
YY        PNS470     PLUMBERS AND STEAMFITTERS LOCAL 470
YY        PRASAN     ANGELO PRASSA TRUSTEE OF A. PRASSA TRUST
YY        PRASIR     ANGELO PRASSA IRA ROLLOVER
YY        PRASLO     LOUISE A. PRASSA TRUST, ANGELO PRASSA TT
YY        PUTHAL     ALISON L. DORON
YY        PUTHBE     BETSEY PUTH
YY        PUTHPS     JOHN W. PUTH P/S/T
YY        PUTJDA     JDA PARTNERS LP
YY        RITCDC     GERALD L. RITCHIE, DEFERRED COMPENSATION
YY        RITCGR     GERALD L. AND RHONDA K. RITCHIE
YY        ROBIJO     JOSEPH A. ROBINSON
YY        ROOFER     NATIONAL ROOFING INDUSTRY PENSION PLAN
YY        RYANRO     ROSS H. RYAN
YY        RYDEHE     HENRY C. RYDER, IRA ROLLOVER
YY        SDHERE     SAN DIEGO HOTEL AND RESTAURANT EMPLOYEES
YY        SERVPN     SERVICE EMPL LOCAL 1 PEN FD#0342610
YY        SERVSM     SEIU LOCAL #1 SMALL CAP PENSION FUND
YY        SKHAND     SK HAND TOOL PENSION TR 405995101
YY        SLACLI     LINDA A. SLACK
YY        SLIWRK     ST. LOUIS IRON WORKERS
YY        SMACAP     FMA SMALL COMPANY PORTFOLIO
YY        SMITLC     LONNIE M. & CHERYL D. SMITH
YY        STERPD     STERLING PARK DISTRICT MUSEUM ASSOC
YY        STICDO     DOUGLAS H. STICKNEY
YY        STONWI     WILLIAM M STONE, M.D. P/S PLAN DTD 1/1/9
YY        STUFKE     KENNETH K. STUFF
YY        SURGPN     ALLIED PHYSICIANS INC. - MUSGRAVE ACCT.
YY        TOWNJO     JOHN F. TOWNSEND, JR.
YY        UAMBAL     UAM PROFIT SHARING &401K (FMA) BALANCED
YY        UAMMMF     UAM PROFIT SHARING & 401K(FMA) MONEY MKT
YY        UAMSMA     UAM PROFIT SHARING & 401K (FMA) SMALL C0
YY        UFCWML     UFCW UNIONS AND EMPLOYEES PENSION PLAN
YY        UFCWSM     UFCW #23 GIANT EAGLE (REGIS SMALL CO)
YY        UFCW23     UFCW LOCAL #23 & GIANT EAGLE PEN 1044633
YY        UFW100     UFCW LOCAL #100A PENSION FUND
YY        VALIC2     THE VARIABLE ANNUITY LIFE INS VK41
YY        VALIC3     THE VARIABLE ANNUITY LIFE INS CO VLK1 SE
YY        VONBCA     CATHERINE & CHARLES VON BRECHT

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